Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated November 30, 1996 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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

                                      Smith Barney
                            Diversified Futures Fund L.P. II
                                      November 1996

The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,134.13 per unit at the close of November, up $62.75 or 5.9% from the end of October. This was the fourth consecutive monthly increase bringing the value up 23% since July for an overall increase of 13.4% for the year.

Gains were primarily generated through profitable trading in global financial futures markets. Converging eco-nomics and interest rates as part of the European Union plan provided strong trends and profitable trading for the Fund's advisors in many European contracts. Steady Fed policy and negligible inflation expectations continued to push U.S. fixed income markets higher, also resulting in profitable trading for the Fund's advisors. Trading success in the interest rate sector carried over to the respective currencies as the U.S. dollar showed continued strength against the Japanese yen and the European continental currencies. The British pound was the real story as it surged to its highest level in over four years versus the U.S. and European currencies. Finally, trading in global stock market indices was also very profitable for the Fund.

Trading in the commodity sectors was mixed, as gains were registered in the energy and precious and base metals markets. Choppy and trendless grain and soft markets were the only unprofitable sectors for the Fund.

As in all financial markets, trends do not go on forever. When they begin to falter, risk control, flexibility and patience become the critical attributes for successful money management. Managed futures can call upon these skills better than most traditional investments.


Smith Barney Futures Management Inc.

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

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                           For the Period November 1,
                            Through November 30, 1996


                                                                      Percent
                                                                    of Average
                                                                    Net Assets
                                                                   ------------

Realized gains from trading                   $    3,211,315               6.79%
Change in unrealized gains/losses
   from trading                                      365,311               0.77
                                              --------------       ------------

                                                   3,576,626               7.56

Less, Brokerage commissions
   and clearing fees ($7,453)                        277,231               0.59
                                              --------------       ------------


Net realized and unrealized gains                  3,299,395               6.97
Interest Income                                      149,336               0.32
                                              --------------       ------------

                                                   3,448,731               7.29
                                              --------------       ------------

Less, Expenses:
   Management fees                                   116,400               0.25
   Incentive fees                                    562,495               1.18
   Other expenses                                     11,879               0.03
                                              --------------       ------------

                                                     690,774               1.46
                                              --------------       ------------

Net Income                                         2,757,957               5.83%
                                                                   ============

Additions (1,692.2100 L.P. units at
October 31, 1996 net asset value
per unit of $1,071.38)                             1,813,000

Additions (13.0673 G.P. units at
October 31, 1996 net asset value
per unit of $1,071.38)                                14,000

Redemptions (394.5164 units at
November 30, 1996 net asset value
per unit of $1,134.13)                             (447,433)
                                              --------------

Increase in net assets                             4,137,524

Net Assets, October 31, 1996                      45,260,631

                                              ==============
Net Assets, November 30, 1996                 $   49,398,155
                                              ==============


Net asset value per unit
   ($49,398,155/43,555.9457 units)            $     1,134.13
                                              ==============

To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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